UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendement No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

October 1, 2025

Date of Report (Date of earliest event reported)

Citizens & Northern Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16084	23-2451943
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Ident. No.)

90-92 Main Street, Wellsboro, Pennsylvania		16901
(Address of principal executive offices)		(Zip Code)

(570) 724-3411

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	CZNC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 1, 2025, Citizens & Northern Corporation (“C&N”), along with Susquehanna Community Financial, Inc. (“Susquehanna”) announced the completion of the merger of Susquehanna with and into C&N. Susquehanna was the parent company of Susquehanna Community Bank, a commercial bank with headquarters in West Milton, Pennsylvania. Concurrent with the merger of the parent companies, Susquehanna Community Bank merged into C&N’s wholly-owned subsidiary, Citizens & Northern Bank. This Form 8-K/A hereby amends the initial Report to file the audited consolidated financial statements of Susquehanna as of and for the years ended December 31, 2024 and 2023, the unaudited historical financial statements of Susquehanna as of September 30, 2025 and December 31, 2024 and for the nine-month periods ended September 30, 2025 and 2024 and the pro forma financial information required by Item 9.01 of Form 8-K.

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ITEM 9.01. Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired

Susquehanna’s audited consolidated financial statements as of and for the years ended December 31, 2024, and 2023, including the independent auditor’s report thereon, are incorporated by reference into this Report by Exhibit 99.1, and are incorporated into this item 9.01(a) by reference to Exhibit 99.1. Susquehanna’s unaudited consolidated financial statements as of September 30, 2025 and December 31, 2024 and for the nine-month periods ended September 30, 2025 and 2024 are filed herewith as Exhibit 99.2 of this Report and are incorporated by reference into this item 9.01(a).

(b)    Pro-Forma Financial Information

The unaudited pro forma financial information required by this Item 9.01(b) is incorporated herein by reference to Exhibit 99.3 of this Form 8-K/A.

(c)    Shell company transactions

Not applicable.

(d)    Exhibits.

Exhibit 23.1: Consent of S.R. Snodgrass, P.C. Independent Registered Accounting Firm for Susquehanna.

Exhibit 99.1: Susquehanna’s audited consolidated financial statements as of and for the years ended December 31, 2024, and 2023 (incorporated by reference to Appendex F-1 to the Form S-4/A filed by Citizens & Northern Corporation on August 4, 2025 (Registration Statement No. 333-288838).

Exhibit 99.2: Susquehanna’s unaudited consolidated financial statements for the nine-months ended September 30, 2025 and 2024.

Exhibit 99.3: Unaudited pro forma financial information.

Exhibit 104: Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS & NORTHERN CORPORATION

Dated: December 11, 2025	By:	/s/ Mark A. Hughes
Mark A. Hughes
Treasurer and Chief Financial Officer

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